Profit Share Buy-Out	11 Months Ended
Feb. 02, 2013
Profit Share Buy-Out Disclosure [Abstract]
Profit Share Buy-Out
Profit Share Buy-Out

During fiscal 2008, we entered into a profit-sharing agreement with Carphone Warehouse Group plc ("Carphone Warehouse") (the "profit share agreement"). Under the terms of this agreement, Carphone Warehouse provided expertise and certain other resources to enhance our mobile telephone retail business ("Best Buy Mobile") in return for a share of incremental profits generated in excess of defined thresholds.

During fiscal 2009, we acquired a 50% controlling interest in the retail business of Carphone Warehouse, subsequently referred to as Best Buy Europe, which included the profit share agreement with Best Buy Mobile. Carphone Warehouse holds a 50% noncontrolling interest in Best Buy Europe.

In November 2011, we announced strategic changes in respect of Best Buy Europe, including an agreement to buy out Carphone Warehouse's interest in the profit share agreement for $1.3 billion (the "Mobile buy-out"), subject to the approval of Carphone Warehouse shareholders. The Mobile buy-out was completed during the fourth quarter of fiscal 2012.

Financial Reporting Impact of the Mobile Buy-out

We accounted for the Mobile buy-out transaction as a $1.3 billion payment to terminate the future payments due under the profit share agreement with Best Buy Europe, thereby eliminating Carphone Warehouse's interest in the profits. This payment is presented within Net earnings from discontinued operations attributable to noncontrolling interests in our Consolidated Statements of Earnings, consistent with the financial reporting of the previous recurring payments made pursuant to the profit share agreement. In the Consolidated Statements of Cash Flows, the buy-out payment to Carphone Warehouse is included within Payment to noncontrolling interest, as part of cash flows from Financing Activities.

Goodwill Impairment – Best Buy Europe

The Best Buy Europe reporting unit comprises our 50% controlling interest in Best Buy Europe, which included the profit share agreement with Best Buy Mobile. Based upon the preliminary purchase price allocation for the Best Buy Europe acquisition in the second quarter of fiscal 2009, we recorded $1.5 billion of goodwill.

At the time of the announcement of the Mobile buy-out in November 2011, we also announced the closure of our large-format Best Buy branded stores in the U.K. As of the end of the third quarter of fiscal 2012 and in light of these strategic decisions, we performed an interim evaluation of potential impairment of goodwill associated with the Best Buy Europe reporting unit. Following the elimination of the profit share agreement from Best Buy Europe and the closure of large-format Best Buy branded stores in the U.K., the remaining fair value of the Best Buy Europe reporting unit is entirely attributable to its small-format store retail operations. As a result of these events, we performed a goodwill impairment analysis and determined that the goodwill attributable to the Best Buy Europe reporting unit, representing $1.2 billion as of January 24, 2012, had been fully impaired. The impairment loss was recorded in the Gain (loss) from discontinued operations line within our Consolidated Statements of Earnings in the fourth quarter of fiscal 2012.

Acceleration of Intervening Event

The results of Best Buy Europe were recorded on a two-month lag in fiscal 2012. However, as described in Note 1, Summary of Significant Accounting Policies, the Mobile buy-out in January 2012 constituted a significant intervening event. Consequently, the recording of all accounting impacts arising from the Mobile buy-out, including the goodwill impairment, was accelerated and recorded in the fourth quarter of fiscal 2012 due to their significance to our consolidated financial statements.